
                                              SECURITIES AND EXCHANGE COMMISSION
                                                    WASHINGTON, D.C. 20549



                                                            FORM 8-K




                                                         CURRENT REPORT


                                              PURSUANT TO SECTION 13 OR 15(d) OF
                                              THE SECURITIES EXCHANGE ACT OF 1934

                                                   DATE OF REPORT - August 1, 2002
                                                 (Date of Earliest Event Reported)



                                                    AMES DEPARTMENT STORES, INC.

                                        (Exact name of registrant as specified in its charter)

                                                     Commission File No. 1-5380



                      Delaware                                                 04-2269444
------------------------------------------------------      -------------------------------------------------
              (State of Incorporation)                            (I.R.S. Employer Identification No.)

                  2418 Main Street,
               Rocky Hill, Connecticut                                           06067
------------------------------------------------------      -------------------------------------------------
      (Address of principal executive offices)                                 (Zip Code)

                                  Registrant's telephone number, including area code: (860) 257-2000





Item 4. Changes in Registrant's Certifying Accountant.

     On  August  1,  2002,  Deloitte  & Touche  LLP  ("Deloitte")  advised  Ames
Department Stores, Inc. ("Ames" or the "Company") that the Company had been accepted as an audit client by Deloitte. Subsequent to that, the Company informed its former independent auditors, Arthur Andersen LLP ("Andersen") that it had been formally dismissed. The Company's Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, had previously authorized the engagement of Deloitte as the Company's new independent auditors.
Deloitte will audit the financial  statements of Ames for the fiscal year ending
February 1, 2003 ("Fiscal 2002") and will perform  quarterly  reviews for Fiscal
2002. Because the Company is in bankruptcy proceedings, the appointment of Deloitte will be subject to bankruptcy court approval.


      During the Company's two most recent fiscal years ended February 2, 2002, and the subsequent interim period through August 1, 2002, there were no disagreements between Ames and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended
February 2, 2002 or within the interim period through August 1, 2002.

      None of the audit reports of Andersen on the consolidated financial statements of Ames as of and for the fiscal years ended February 3, 2001 and February 2, 2002 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report for the fiscal year ended
February 2, 2002 contained a qualified opinion as to going concern.

      During the Company's two most recent fiscal years ended February 2, 2002, and the subsequent interim period through August 1, 2002, Ames did not consult with Deloitte regarding any of the matters or events set forth in Item
304(a)(2)(i) and (ii) of Regulation S-K.

     The Company requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this report, and if not, stating the respects in which it does not agree. Andersen has indicated to the Company that Andersen no longer issues such letters.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     AMES DEPARTMENT STORES, INC.



Date: August 1, 2002                                           By:     /s/ Joseph R. Ettore
                                                                      ------------------------
                                                              Name:   Joseph R. Ettore
                                                              Title:  Chairman, Chief Executive
                                                                      Officer and Director


Date: August 1, 2002                                           By:     /s/ Rolando de Aguiar
                                                                      ------------------------
                                                              Name:   Rolando de Aguiar
                                                              Title:  Senior Executive Vice
                                                                      President, Chief Financial
                                                                      and Administrative Officer